Exhibit 99.2

180 180 B asel i n e M ont h 6 M ont h 1 2 M ont h 1 8 B asel i n e M ont h 6 M ont h 1 2 M ont h 1 8 ERT, in both males and females + m ig a la s t a t studies 50 30 40 0  - G a l A m ut a nt f or m s ( i n or de r o f a m i no a c i d s ubs t i t u t i on f r om N - t o C - t e r m i nu s ) lin ic a l S t u d ie s L ar g er S u b set C lin ic a l S t u d ie s L ar g er S u b set to migalastat were not significantly different (all doses) (150 mg QOD) M u ta ti o n s Patient samples are not required and the approach is applicable to both males and females 30 20 0 0 -1 0 0 5101520 • Includes all known types of mutations (i.e., missense, small insertions and deletions that maintain reading frame, 3 • Patients with amenable mutations showed consistent decreases in these substrate levels; larger 3 deposition, and plasma lyso-Gb concentrations studies are representative of the larger subset of amenable mutations identifying the target population for treatment with migalastat: patients with FD who have amenable • Approximately 30-50% of patients with FD are estimated to have amenable mutations; the majority to determine amenability to treatment with migalastat  - G a l A A c t i v i t y ( % W T ) N um be r o f A m e na bl e M u t a t i on s A b so l u t e I n cr ea se ( % W T ) P l asm a L yso - G b 3 1 ( M ea n C h an g e f r o m B as el i n e ; n M ) R el at i ve I n cr ease ( - f o l d ) Substrate Responses in Study 012 Amenable Non-Amenable 150150 120120 9090 6060 3030 00 -3 0-3 0 • In patients with amenable mutations, the plasma lyso-Gb3 levels were comparable to those seen with • In two male subjects with non-amenable mutations, plasma lyso-Gb3 increased following switch from ERT as compared to two (1M, 1F) who remained on ERT Phase 2/3 Amenable Mutations Compared to All • In total, 51 different amenable mutations were identified in 126 subjects from Phase 2 and 3 clinical • This represents 19% of all amenable mutations to date 80 6030 4020 2010 00 C • This set of amenable mutant forms of -Gal A (n=51) represented in clinical trials were compared to the larger FD-associated subset that met the amenable mutation criteria (n=268); the responses • The results suggest that the amenable mutant forms evaluated in Phase 2 and 3 clinical studies are representative of the larger subset of amenable mutant forms Amenable Mutations Grouped by Phenotype C l in ic a l S t u d y A m e n a b l eA l l A m e n a b l e 40125 M u ta ti o n s 100 75 50 1025 0 C l assi c N o n - cl assi cB o thC l ass i c N o n - c l ass i cB o th amenable in each phenotype category; mutant forms with unknown phenotype were excluded • A database of ~800 FD-associated GLA mutations was compiled based on literature review carboxyl-terminal nonsense mutations, complex mutations, large deletions or insertions, truncations, frameshift mutations, splice site mutations) • Includes information on whether that mutation has been associated with the classic and/or late-onset (variant) phenotype in the literature • The results show that a majority , ~65%, of all amenable mutations as well as those represented in migalastat clinical studies are associated with classic FD Conclusions • The results indicate that the Migalastat Amenability Assay and the amenable mutation criteria have high predictive value in identifying FD patients who show a pharmacodynamic response to oral administration of migalastat based on assessment of -Gal A in WBCs, kidney interstitial capillary GL-3 • The results indicate that the amenable mutations evaluated in the migalastat Phase 2 and 3 clinical • These results support the clinical validation of the Migalastat Amenability Assay and its utility in mutations of amenable mutations are associated with the classic phenotype of the disease • As new GLA mutations are identified, they can readily be tested in the Migalastat Amenability Assay Dotted line indicates the total number of amenable mutations with phenotype classification; percentages (%) indicate the % of total 6 5% 3% 3 2% 6 7% 2 5% 8% Patients with amenable GLA mutations in the Migalastat Amenability Assay 1Baseline corrected. Blue dotted line represents zero; data points represent the mean, Error bars are SD; Least Squares (LS) Mean at Month 18 showed results comparable to the mean (data not shown); Based on subjects with available samples for this analysis M i g al ast a t ER T ( n = 2 ) ( n = 2 ) ( n = 2 ) ( n = 2 ) ( n = 2 ) ( n = 2 ) ( n = 2 ) ( n = 2 ) M i g al ast a t ER T ( n= 32 ) ( n= 31 ) ( n= 32 ) ( n= 31 ) ( n= 17 ) ( n= 17 ) ( n= 17 ) ( n= 15 ) Migalastat Amenability Assay Procedure and Data Overview Binary format: 0 and 10 µM Migalastat (AT1001) Transfection control: qPCR e • The assay includes: A) a thorough and rigorous set of plasmid DNA quality control assessments and storage specifications; B) a simple binary design wherein GLA transfected HEK-293 cells are incubated in the absence or presence of a single concentration of migalastat (10); C) a quantitative real-time PCR (qPCR) transfection efficiency control measurement obtained from every sample; D) rigorous and consistent assay acceptance criteria - m i g a l as t at 120 110 100100% 90WT 80 70 60 40 20 103% WT • The assay data show that 600 tested -Gal A mutant forms span the entire length of the gene and show a wide range of -Gal A enzyme activities both at baseline and after incubation with migalastat Comparison to -Gal A Responses in Phase 2 and 3 • The mutant -Gal A responses to migalastat in the Migalastat Amenability Assay and in white blood cells (WBCs) of male Fabry patients orally administered migalastat in clinical studies were compared • The degree of consistency was evaluated by calculating the sensitivity, specificity, positive predictive value, and negative predictive value ValueValue 0.93751.01.00.87523 1.01.01.01.014 1.00.750.8751.022 1.01.01.01.015 (150 mg QOD)1.00.8750.9461.051 • A high degree of consistency between the Migalastat Amenability Assay results and the male subject WBC -Gal A results was obtained Comparison to Substrate Responses in Study 011 15 10 5 -5 -1 5 • Male and female kidney interstitial capillary GL-3 (IC GL-3) and plasma lyso-Gb absolute changes after six months of treatment were grouped by GLA mutation category decreases were observed with increasingly higher baseline values • In patients with non-amenable mutations, no consistent reductions in lyso-Gb3 were observed ValueValue • In Study 011, comparisons of Migalastat Amenability Assay results to patient substrate responses to migalastat showed high consistency Parameter ComparedPositiveNegativeNumber of with GLP HEK AssaySensitivity SpecificityPredictivePredictiveDifferent Patients Male Kidney IC GL-31.01.01.01.018 Male Plasma Lyso-Gb31.01.01.01.016 Male and Female Plasma 0.92860.68750.83870.846244 Lyso-Gb3 Patients with a kidney IC GL-3 or plasma lyso-Gb3 absolute change <0.0 after 6 months of treatment were categorized as showing “good” responses, and patients with 0.0 were categorized as showing “non/limited” responses; absolute change from baseline in Fabry substrate (i.e., kidney IC GL-3 or plasma lyso-Gb3) is calculated as the value after 6 months of migalastat treatment minus the value at baseline; the GLP HEK comparison to male kidney IC GL-3 included only males with a baseline kidney IC GL-3 level 0.1. Six months of migalastat refers to the change from baseline to month 6 in subjects randomized to migalastat in Stage 1; it refers to the change from month 6 to month 12 in subjects randomized to placebo in Stage 1. Criteria for a “good” WBC -Gal A response: 2% of normal maximal net increase after oral administration of migalastat. This comparison did not include mutant forms represented in female subjects, because PBMCs derived from females are a mixture of cells that express either wild-type or mutant -Gal A. Thus the measured -Gal A activity is dominated by the wild type enzyme, which is responsive to migalastat; hence, neither the baseline activity nor the effect of migalastat on the mutant form can be accurately PositiveNegativeNumber of Different SensitivitySpecificityPredictivePredictivePatients Phase 2 Phase 2 (150 mg QOD) AT1001-011 AT1001-012 (150 mg QOD) All male patients Lysates Step 7 qPCR qPCR assay plate plification Am curv Introduction Fabry Disease (FD) • Progressive X-linked lysosomal storage disorder caused by a deficiency in -galactosidase A • Estimated FD incidence of approximately 1 in 100,000. Actual prevalence may be higher • More than 800 disease-causing mutations in GLA have been identified;Kidney GL-3 ~60% of these are missense mutations • Affects males and females; females have a mosaic of healthy and diseased cells • Globotriaosylceramide (GL-3), a natural substrate of -Gal A, accumulates and affects multiple organs and organ systems (kidney, heart, brain, gastrointestinal, skin) • Globotriaosylsphingosine (lyso-Gb3) is another substrate of -Gal A that is elevated in plasma of male and female patients with FD Migalastat for FD: From Auray-Blais et al., 2010 • Orally administered investigational pharmacological chaperone for patients with amenable mutations • Increases stability, folding, and cellular trafficking of amenable mutant forms of -Gal A to lysosomes where the breakdown of substrate can proceed • Amenable mutant forms of -Gal A are identified using a GLP-validated HEK-293 cell-based assay (Migalastat Amenability Assay) • 30-50% of patients with FD are estimated to have amenable mutations; theMigalastat majority of amenable mutations are associated with the classic phenotypeDeoxygalactonojirimycin of the disease AT1001 Objectives • To assess the clinical validation of the Migalastat Amenability Assay, the mutant -Gal A responses to migalastat in the assay were compared to Fabry patient pharmacodynamic responses to treatment with migalastat in Phase 2 and 3 clinical studies Materials & Methods Migalastat Amenability Assay (GLP HEK Assay): • A bioanalytically validated assay used to individually express FD mutations in human embryonic kidney-293 (HEK) cells and measure increases in mutant -Gal A activity in response to 10 µM migalastat • Known FD associated missense, carboxyl-terminal nonsense, small in-frame insertion, deletion, and complex mutant forms of the enzyme qualify for testing in the Migalastat Amenability Assay • Amenable mutant forms are defined as those having a 1.2-fold relative increase and 3.0% absolute increase in -Gal A activity • • To date, 600 FD mutations have been tested; 268 have met the amenable mutation criteria Data From Three Phase 2 Studies of Migalastat: • FAB-CL-201 (NCT00214500), FAB-CL-202 (NCT00283959), FAB-CL-203 (NCT00283933) • The objectives were to evaluate the safety, tolerability, pharmacokinetics, and pharmacodynamics of migalastat in patients with FD • All three studies included males only • Study 201 evaluated different dosages; Studies 202 and 203 evaluated 150 mg migalastat HCl once every other day • All three studies were open-label, and included initial 12-24-week treatment periods and optional treatment extensions Data From Phase 3 Study AT1001-011 (NCT00925301): • A double-blind, randomized, placebo-controlled study to evaluate the efficacy, safety, and pharmacodynamics of migalastat HCl in patients with FD and amenable GLA mutations • Key Inclusion Criteria – Male or female, diagnosed with FD – Amenable GLA mutation (during screening the GLA mutation was confirmed by gene sequencing; the ‘amenable’ category was determined by a preliminary HEK-293 cell-based assay) – Naïve to enzyme replacement therapy (ERT) or has not received ERT for 6 months before screening Data From Phase 3 Study AT1001-012 (NCT01218659): • A randomized, open-label study to compare the efficacy and safety of migalastat HCl and ERT in patients with FD and amenable mutations who were previously treated with ERT • Key Inclusion Criteria – Male or female, diagnosed with FD – Amenable GLA mutation (during screening the GLA mutation was confirmed by gene sequencing; the ‘amenable’ category was determined by a preliminary HEK-293 cell-based assay) – Initiated treatment with ERT at least 12 months prior to the baseline visit The Validation of Pharmacogenetics in the Identification of Target Fabry Patients for Treatment with Migalastat Benjamin ER1, Della Valle C1, Wu X1, Katz E1, Valenzano KJ1, Bichet DG2, Germain DP3, Giugliani R4, Hughes DA5, Schiffmann R6, Wilcox WR7, Yu J1, Kirk J1, Barth J1, Castelli J1 1Amicus Therapeutics, Cranbury, NJ, USA; 2Hôpital du Sacré-Coeur, Montréal, Quebéc, H4J1C5, Canada; 3Division of Medical Genetics, University of Versailles, University Paris-Saclay, Montigny, France; 4Medical Genetics Service, HCPA/UFRGS Porto Allegre, Brazil; 5Royal Free Campus, Univ College London, London, UK; 6Baylor Research Institute, Dallas, TX; 7Dept of Human Genetics, Emory Univ, Atlanta, GA, USA